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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 5, 2002


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


           DELAWARE                      0-9808                 76-0582150
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Plains All American Pipeline, L.P. is in negotiations with Equilon Pipeline Company LLC to purchase certain crude oil pipeline, terminalling and gathering assets, which purchase, if consummated, would be material to the partnership. The primary assets with respect to this potential transaction include interests in: (i) the Basin Pipeline System, (ii) the Rancho Pipeline System and (iii) the Permian Basin Gathering System. There can be no assurance that a transaction will be consummated or that, if consummated, would be on terms considered favorable to the partnership.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  April 5, 2002          By:  Plains AAP, L.P., its general partner

                              By:  Plains All American GP LLC,
                                     its general partner

                              By: /s/ Tim Moore
                                 --------------------------------
                              Name: Tim Moore
                              Title:  Vice President